                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                 May 23, 2000
                                 ------------


                              FFY FINANCIAL CORP.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                          0-21638                      34-1735753
--------------------------------------------------------------------------------
(State or other               (Commission File Number)           (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)



  724 Boardman-Poland Road, Youngstown, Ohio                        44512
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)



 Registrant's telephone number, including area code:             330-726-3396
--------------------------------------------------------------------------------



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events
-------    ------------

     On May 23, 2000, the board of directors of FFY Financial Corp. ("FFY"), the holding company for FFY Bank, and First Place Financial Corp. ("First Place"), the holding company for First Federal Savings and Loan Association of Warren, entered into a definitive agreement (the "Merger Agreement") to combine in a merger of equals (the "Merger"). The Merger Agreement calls for a tax-free exchange of each outstanding share of FFY common stock for 1.075 shares of First Place common stock, with cash paid in lieu of fractional shares. In addition, pursuant to the Merger Agreement, FFY Bank will merge with First Federal Savings and Loan Association of Warren to become First Place Bank.

     In connection with the Merger Agreement, FFY and First Place entered into option agreements (the "Option Agreements") pursuant to which each party granted the other party options, exercisable under certain circumstances, to purchase shares of their respective common stock in an amount equal to 19.9% of the total number of outstanding shares of either FFY's or First Place's common stock.

     The Merger will be accounted for as a purchase and is expected to close in the fourth quarter of 2000. The Merger Agreement has been approved by the boards of directors of both companies. However, it is subject to certain other conditions, including the approvals of the shareholders of both companies and the approvals of regulatory authorities.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Option Agreements filed as exhibits hereto.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FFY Financial Corp.


May 24, 2000                        By: /s/ Therese A. Liutkus
                                        -----------------------
                                        Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of May 23, 2000, between First Place Financial Corp. and FFY Financial Corp.

2.2 Stock Option Agreement dated as of May 23, 2000, between First Place Financial Corp. and FFY Financial Corp.

2.3 Stock Option Agreement dated as of May 23, 2000, between FFY Financial Corp. and First Place Financial Corp.